                                                                   Exhibit 10.71

                 AMENDMENT NO. 3 AND WAIVER TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 3 AND WAIVER TO CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of December 29, 2005, by and among LIBBEY GLASS INC., a Delaware corporation (the "US Borrower"). LIBBEY EUROPE B.V., a company organized and existing under the laws of the Netherlands (the "Dutch Borrower", and together with the US Borrower, the "Borrowers"), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Swing Line Lender and an L/C Issuer.

                                   WITNESSETH:

     WHEREAS, the Administrative Agent, the lenders party thereto (collectively, the "Lenders" and individually, a "Lender") and the Borrowers have entered into that certain Credit Agreement dated as of June 24, 2004 (as amended by Amendment No. 1 and Waiver to Credit Agreement dated as of December 21, 2004 and by Amendment No. 2 and Waiver to Credit Agreement dated as of September 30, 2005 ("Amendment No. 2"), and as hereby and from time to time amended, restated, supplemented, modified or replaced, the "Credit Agreement"; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have agreed to make and have made available to the Borrowers a revolving credit facility in an aggregate principal amount of $250,000,000; and

     WHEREAS, the US Borrower would have been in default of the financial covenant set forth in Section 7.14(a) of the Credit Agreement commencing as of September 30, 2005 which default was waived by Amendment No. 2; and

     WHEREAS, the Borrowers have requested that certain terms of the Credit Agreement be amended in the manner set forth herein, that the Aggregate Commitments be reduced to $195,000,000, and that the financial covenant default described above continue to be waived effective as of the date hereof, and for a period from the date hereof through and including January 2, 2007, and the Administrative Agent and the Lenders, subject to the terms and conditions contained herein, have agreed to such amendment and waiver, to be effective as of the date hereof; and

     WHEREAS, the Borrowers, the Administrative Agent and the Lenders acknowledge that the terms of this Amendment Agreement constitute an amendment and modification of, and not a novation of, the Credit Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

     1. Definitions. The term "Credit Agreement" or "Agreement" (as the case may be) as used herein, in the Credit Agreement and in the other Loan Documents shall mean the Credit

Agreement as hereby amended and modified, and as further amended, restated, modified, replaced or supplemented from time to time as permitted thereby.

     2. Amendments to, Additions of, and Restatements of Terms of the Credit Agreement. Subject to the conditions hereof and upon satisfaction of the terms set forth in Section 7, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

          (A) SECTION 1.01 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING DEFINITIONS, IN ALPHABETICAL ORDER, TO READ AS FOLLOWS:

               "Cash Management Obligations" means, with respect to any Lender, any obligations owed to such Lender by the US Borrower or any of its Subsidiaries which arise as a direct result of the deposit, collection and other cash management, treasury or deposit services provided by such Lender to the US Borrower or any such Subsidiary, including without limitation all of the obligations of the US Borrower or any of its Subsidiaries to such Lender for overdrafts, for returned checks and other returned items and for credit extended under, or as a result of, cash management, treasury and deposit agreements.

               "Collateral" has the meaning specified in Section 6.16 of this Agreement.

               "Collateral Agent" means Bank of America, in its capacity as collateral agent for the Secured Parties, or any permitted successor collateral agent.

               "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

               "Intercreditor Agreement" means that certain Intercreditor and Collateral Agency Agreement to be executed among the Administrative Agent, the Lenders party hereto, the Collateral Agent, the Noteholders, and the Victrocrisa Lenders and consented and agreed by each Borrower and the other Loan Parties, as the same may be amended, modified, restated, supplemented or replaced from time to time.

               "Mortgage" means any mortgage, deed of trust, deed to secure, or similar instrument under which a Lien may be granted against real property, duly executed by Holdings, the US Borrower or one of the Guarantors covering the Real Property, appropriately conformed to the particular requirements of each applicable jurisdiction where such Real Property is located and in form and substance reasonably satisfactory to the Administrative Agent.

               "Note Purchase Agreement" means that certain Note Purchase Agreement dated as of March 31, 2003, by and among the US Borrower and the Noteholders, pursuant to which the Noteholders purchased the Senior Secured Notes, as may be amended, restated, supplemented, modified, or replaced from time to time.

               "Noteholders" means, collectively, each of the purchasers party to the Note Purchase Agreement, including their permitted successors and assigns.

               "Pledged Foreign Subsidiary" means each, and "Pledged Foreign Subsidiaries" means all, Subsidiaries of the US Borrower that are owned directly by the US Borrower or a Guarantor which are organized under the laws of a jurisdiction other than the United States of America or any state or commonwealth thereof.

               "Real Property" means the real property located in the United States and owned by Holdings, the US Borrower or the Guarantors, as described on Schedule 1.01 (a).

               "Secured Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to (a) the Obligations, (b) any Revolving Loan or Letter of Credit, (c) any Swap Contract of the US Borrower or any Subsidiary to which a Lender or an Affiliate of a Lender is a party, provided such Lender was a party to this Agreement at the time such Swap Contract was entered into or (d) Cash Management Obligations, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue with respect to the foregoing after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided, however, that the maximum amount of the Swap Contracts under clause (c) and Cash Management Obligations under clause (d) that are considered "Secured Obligations" shall be governed by the Intercreditor Agreement.

               "Secured Party" means each of, and "Secured Parties" means all of, (a) the Collateral Agent, (b) the Administrative Agent, (c) the Lenders, (d) any Affiliate of a Lender that has Cash Management Obligations or that is a party to a Swap Contract with the US Borrower or any Subsidiary, provided such Lender was a party to this Agreement at the time such Cash Management Obligations were incurred or such Swap Contract was entered into, (e) the Swing Line Lender, (f) the Noteholders, (g) the Victrocrisa Lenders, and (h) each financial institution or other entity that hereafter becomes a "Secured Party" for purposes of the Intercreditor Agreement; provided that each party shall be a Secured Party only to the extent set forth in and subject to the limitations set forth in the Intercreditor Agreement.

               "Security Agreement" means the Security Agreement to be executed by Holdings, the US Borrower and the Guarantors in favor of Collateral Agent for the benefit of the Secured Parties, in form and substance reasonably acceptable to the Administrative Agent, as the same may be amended, supplemented, restated, replaced, or modified from time to time.

               "Security Documents" means, collectively, any security agreement, including without limitation the Security Agreement, any pledge agreement, any mortgage or deed of trust including without limitation the Mortgages, any assignment and endorsement of insurance, or any other agreement, joinder, ratification, or document, together with all related financing statements and stock powers, executed and delivered in connection with this Agreement to create a Lien on any real or personal property in favor of Collateral Agent for the benefit of the Secured Parties, as the same may be amended, supplemented, replaced, modified and restated from time to time.

               "Senior Secured Notes" means, collectively, (a) $25,000,000 in 3.69% Senior Notes, Series 2003A-1, due on March 31, 2008, (b) $55,000,000 in 5.08% Senior Notes, Series 2003A-2, due on March 31, 2013, and (c) $20,000,000 Floating Rate Senior Notes, Series 2003B, due on March 31, 2010.

               "Victrocrisa Credit Agreement" means that certain Credit Agreement dated as of April 2, 2004, by and among Victrocrisa Comercial, S. de R.L. de C.V., a corporation organized and existing under the laws of Mexico, Victrocrisa, S. de R.L. de C.V., a corporation organized and existing under the laws of Mexico, the lenders and agents party thereto, as may be amended, restated, supplemented, modified or replaced from time to time.

               "Victrocrisa Lenders" means, collectively, each of the Tranche B Lenders (as defined on the Victrocrisa Credit Agreement) party to the Victrocrisa Credit Agreement, including their permitted successors and assigns.

          (B) SECTION 1.01 OF THE CREDIT AGREEMENT IS HEREBY AMENDED TO RESTATE EACH OF THE FOLLOWING IN THEIR ENTIRETY TO READ AS FOLLOWS:

               "Applicable Rate" means the following basis points per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

                                 Applicable Rate

                                       APPLICABLE RATE FOR
                                     EURODOLLAR RATE LOANS,   APPLICABLE     APPLICABLE
                                        OFFSHORE CURRENCY      RATE FOR       RATE FOR
PRICING      LEVERAGE     FACILITY    RATE LOANS AND LETTER    BASE RATE     SWINGLINE
 LEVEL        RATIO          FEE          OF CREDIT FEE          LOANS     LOANS IN EURO
-------   -------------   --------   ----------------------   ----------   -------------
   1      Less than or      15.0               60.0              -40.0         110.0
          equal to 1.75
          to 1.00

   2      Less than or      20.0               80.0              -20.0         130.0
          equal to 2.25
          to 1.00 but
          greater than
          1.75 to 1.00

   3      Less than or      25.0              100.0                0.0         150.0
          equal to 2.75
          to 1.00 but
          greater than
          2.25 to 1.00

   4      Less than or      30.0              120.0               20.0         170.0
          equal to 3.25
          to 1.00 but
          greater than
          2.75 to 1.00

   5      Less than or      40.0              135.0               35.0         185.0
          equal to 3.75
          to 1.00 but
          greater than
          3.25 to 1.00

   6      Less than or      50.0              175.0               75.0         225.0
          equal to 4.25
          to 1.00 but
          greater than
          3.75 to 1.00

   7      Greater than      50.0              225.0              125.0         275.0
          4.25 to 1.00

               Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the fifth Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if no Compliance Certificate is delivered with respect to a fiscal quarter on or prior to the date when due in accordance with such Section, then, until such time as the applicable Compliance Certificate is delivered, with respect to the Facility Fee, Revolving Loans and Offshore Currency Loans, Pricing Level 7 as set forth in the table above shall apply as of the fifth Business Day after the Administrative Agent gives the US Borrower notice that it has not received such certificate by the due date. Until adjusted as provided above, the Applicable Rate shall be at the Pricing Level 6.

               "Available Amount" means an amount equal to the lesser of (a) $195,000,000 and (b) the Aggregate Commitments.

               "Loan Documents" means this Agreement, the Security Documents (once entered into), the Intercreditor Agreement (once entered into), each Note, the Fee Letter, each Request for Credit Extension, each Compliance Certificate and the Guaranties, including all amendments, restatements, replacements, modifications, increases, extensions, ratifications, joinders, and supplements to the foregoing.

               "Maximum Non-Loan Party Investment Amount" means an aggregate amount not to exceed (a) $40,000,000 or (b) $125,000,000 if at the time of such Investment or Disposition, the Leverage Ratio is less than 2.25 to 1.00 (it being understood that Investments permitted by this clause (b) shall not cease to be allowed by virtue of changes in the Leverage Ratio subsequent to the time of such Investment or Disposition), plus, in the case of either clause (a) or (b), an amount (the "Incremental Amount") equal to any cash dividends, other cash returns and the fair market value of other distributions received after the date hereof with respect to the Investment described in
          Section 7.02(n) (such Incremental Amount not to exceed the initial amount of such Investment).

          (C) SECTION 2.10(C) IS HEREBY ADDED TO THE CREDIT AGREEMENT TO READ AS
     FOLLOWS:

               (c) Additional Fee. To the extent the Obligations shall not have been paid in full on or prior to May 31, 2006, on June 1, 2006, the US Borrower shall pay to each Lender an amount equal to 25 basis points on the amount of the Aggregate Commitments held by such Lender on such date.

          (D) SECTIONS 6.16 THROUGH 6.20 ARE HEREBY ADDED TO THE CREDIT AGREEMENT TO READ AS FOLLOWS:

               6.16 Collateral. To secure full and complete payment and performance of the Secured Obligations, execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described in this Section 6.16 (which, together with any other property and collateral which may now or hereafter secure the Secured Obligations or any part thereof, is sometimes herein called the "Collateral") as follows:

                    (a) On or before January 31, 2006, the US Borrower will, and will cause each of the Guarantors to, grant to Collateral Agent, for the benefit of the Secured Parties, a first priority security interest in substantially all of its personal property, including but not limited to, accounts, chattel paper, instruments, documents, books, records, inventory, machinery, equipment, trademarks, patents, copyrights, other intellectual property, payment intangibles, other general intangibles, commercial tort claims, Equity Interests in its Subsidiaries (provided that not more than 65% of the Equity Interests of any Pledged Foreign Subsidiary shall be required to be subject to such security interest except as otherwise provided in the Security Agreement), other investment property and other personal property described in the Security Agreement, whether now owned or hereafter acquired, and all products and cash and noncash proceeds thereof, pursuant to the Security Agreement and the Security Documents, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

                    (b) On or before January 31, 2006, the US Borrower will, and will cause each Guarantor to deliver to the Administrative Agent certificates of insurance and endorsements to insurance policies naming the Collateral Agent as loss payee/mortgagee and/or additional insured, as applicable, with respect to all Collateral or if otherwise available, and as may be required by Section 6.07 and the Security Documents.

                    (c) On or before January 31, 2006, the US Borrower will, and will cause each Guarantor, to deliver to the Administrative Agent counterparts of a fully executed Intercreditor Agreement.

                    (d) On or before March 31, 2006, the US Borrower will, and will cause each Guarantor to, grant to Collateral Agent, for the benefit of the Secured Parties, a first priority security interest in all of its Real Property pursuant to the Mortgages and other Security Documents related to the Mortgages and the Real Property, to include, without limitation, loan or mortgagee title commitments, flood certificates, and tax affidavits, together with payment of all related taxes and fees, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

                    (e) To the extent that the real property located at Dane,
               Wisconsin, owned in connection with Traex Company has not been sold on or before June 30, 2006, the US Borrower will, and will cause any applicable Guarantor, to grant a lien in such real property in the manner contemplated by Section 6.16(d) on or prior to July 15, 2006.

                    (f) On or before January 31, 2006, certificates of
               resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party, all in form and substance reasonably satisfactory to the Administrative Agent, which establish the identity and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment Agreement and the other Loan Documents to which such Loan Party is a party.

                    (g) On January 31, 2006, the US Borrower shall cause special counsel to the US Borrower to deliver to the Administrative Agent an opinion of counsel (which shall be in customary form) with respect to the Security Documents executed and delivered on or prior to January 31, 2006, together with such board resolutions, officer's certificates, corporate and other documents and opinions of counsel relative to such Security Documents as the Administrative Agent shall reasonably request. Upon the earlier of (x) May 31, 2006 or (y) as soon as practicable (but in no event more than thirty days) after the occurrence of an Event of Default, the US Borrower shall deliver to the Administrative Agent an opinion of counsel in the applicable foreign jurisdiction (which shall be in customary form) with respect to the Security Documents executed and delivered on or prior to such date which pertain to the Pledged Foreign Subsidiaries.

                    (h) The US Borrower will, and will cause each of the
               Guarantors to execute and deliver and cause to be executed and delivered such further documents and instruments as Administrative Agent reasonably deems necessary or desirable to evidence and perfect its Liens in the Collateral as set forth in the Security Agreement.

               6.17 Additional Subsidiaries.

                    (a) At any time following January 31, 2006, within ten days after the time that any Person becomes a Domestic Subsidiary as a result of the creation of such Subsidiary, an Acquisition permitted by Article VII or otherwise, (i) if such Domestic Subsidiary is a Restricted Material Subsidiary, it shall become a party to the Security Agreement to secure the Secured Obligations, pursuant to joinder agreements in form and substance satisfactory to the Administrative Agent, (ii) 100% of such Subsidiary's Equity Interests shall be pledged to secure the Secured Obligations, and (iii) the Lenders shall receive such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request in connection with the actions described in clauses (i) and (ii) above.

                    (b) Within thirty days after the time that any Person
               becomes a Pledged Foreign Subsidiary as a result of the creation of such Subsidiary, an Acquisition permitted by Article VII or otherwise, (i) 65% of such Subsidiary's Equity Interests shall be pledged to secure the Secured Obligations. Subject to the limitations set forth in Section 6.16(g), the opinions and certificates required by Section 6.16(g) shall also be furnished to the Administrative Agent concurrently with such pledge.

               6.18 Cash Flow Forecasts. After May 31, 2006, the US Borrower shall deliver to the Administrative Agent on the second Business Day of each week a 13-week rolling cash flow forecast in form reasonably acceptable to the Administrative Agent.

               6.19 Status of Refinancing. During the last week of each month (beginning January, 2006) the US Borrower will hold a conference call during normal business hours with the Lenders to discuss the status of the US Borrower's efforts to refinance the Obligations.

               6.20 Financial Advisor. In the event that the Obligations have not been paid in full on or prior to May 31, 2006, counsel to the Administrative Agent shall engage a financial advisor selected by the Administrative Agent to perform a detailed review of the US Borrower's business plan, financial statements, projections and strategies, with such review to commence no later than June 9, 2006. No later than August 9, 2006, such financial advisor shall provide to the Lenders a written report setting forth the results of such review. Such financial advisor shall also provide such other financial advisory services relating to the business and financial condition of the Loan Parties and their Subsidiaries as shall be requested by the Administrative Agent and agreed between the Administrative Agent and such financial advisor. During the engagement of such financial advisor, the US Borrower shall provide the financial advisor with such financial and other information (to the extent that such information is reasonably available or can be reasonably obtained by the Loan Parties) regarding the US Borrower, its Subsidiaries and other Loan Parties, and investments as shall be reasonably requested by the financial advisor, including reasonable access to the books and records of the US Borrower, its Subsidiaries and the Loan Parties during normal business hours; provided that (i) in the case of commercially sensitive information (e.g. customer lists and channel of distribution information), no such information shall be furnished to the financial advisor unless the financial advisor shall have first agreed in writing with the US Borrower that only summaries created in consultation with the US Borrower of such information shall be distributed to the Lenders, (ii) no such financial and other information or access to books and records shall be furnished for stockholders of Holdings and (iii) such financial information and access to the books and records of other affiliates and investments shall be furnished only to the extent permitted by any such affiliate or the terms of any instrument pursuant to which any such investment has been made; provided further, that in the case of this clause (iii) the US Borrower shall use commercially reasonable efforts to ensure that such information can be furnished to the financial advisor. During the engagement of such financial advisor, which shall continue for so long as the Administrative Agent shall deem appropriate, the Administrative Agent shall request the financial advisor to use its best efforts to coordinate its work with the work of any financial advisor retained by the Noteholders under the Note Purchase Agreement to avoid redundant work product. All fees (in an amount not to exceed $150,000 per month) and expenses of the financial advisor retained pursuant to this Section 6.20 shall be paid by the US Borrower or other Loan Parties.

          (E) ARTICLE VII OF THE CREDIT AGREEMENT IS HEREBY AMENDED TO RESTATE THE INTRODUCTORY PARAGRAPH THERETO IN ITS ENTIRETY TO READ AS FOLLOWS:

          Commencing on the Effective Date, so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the US Borrower shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly, provided, however, that, notwithstanding anything permitted pursuant to this Article VII:

               (A) during the period from September 30, 2005 through and including January 2, 2007, the US Borrower shall not, nor shall it permit any Restricted Subsidiary to directly or indirectly create, incur or assume (i) additional Liens under Section 7.01(j) or (ii) additional Liens under Section 7.01(q) hereof securing obligations in excess of $1,000,000; and provided further that no Liens shall be created, incurred or assumed under
               Section 7.01(q) if, at such time or after giving effect thereto, any Default or Event of Default shall have occurred and be continuing;

               (B) during the period from December 29, 2005 through and including January 2, 2007, the US Borrower shall not, nor shall it permit any Restricted Subsidiary to make any Investments under
               Section 7.02(c)(i) in excess of the aggregate amount of $3,000,000 at any time outstanding;

               (C) during the period from December 29, 2005 through and including January 2, 2007, the US Borrower shall not, nor shall it permit any Restricted Subsidiary to create, incur assume or permit additional Indebtedness (i) under Section 7.03(j) (ii) under Section 7.03(d) in excess of $10,000,000 in the aggregate at any one time outstanding or (iii) under Section 7.03(m) in excess of $1,000,000 in the aggregate at any one time outstanding;

               (D) during the period from December 29, 2005 through and including January 2, 2007, the US Borrower shall not, nor shall it permit any Restricted Subsidiary to (i) make any Dispositions under Section 7.05(d) in excess of $10,000,000 or (ii) make any additional Dispositions under Sections 7.05(f); and

               (E) during the period from December 29, 2005 through and including January 2, 2007, the US Borrower shall not, nor shall it permit any Restricted Subsidiary to create, incur, assume or permit any Contingent Obligations under Section 7.13(e) in excess of $25,000,000 at any time.

          (F) SECTION 7.01 (A) IS HEREBY AMENDED TO BE RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

                    (a) Liens pursuant to any Loan Document or created pursuant to any Security Document.

          (G) SECTION 7.02(I) IS HEREBY AMENDED TO BE RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

               (i) Investments incurred in order to consummate Acquisitions not otherwise prohibited herein, including the Investment incurred in order to consummate and finalize the Acquisition of Crisal-Cristalaria Automatica, S.A. and Vitrocrisa Holding S. de R.L. de C.V.; provided that (i) such Acquisitions are undertaken in accordance with all applicable Laws, (ii) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained, (iii) the US Borrower provides the Administrative Agent and the Lenders with a certificate at least five days prior to the consummation of such Acquisition evidencing that, after giving effect to such Acquisition, the US Borrower is in compliance with Section 7.14(a) and (b) (as determined on a Pro Forma Basis as of the last day of the preceding fiscal quarter), (iv) after giving effect to such Acquisition, the US Borrower and its Restricted Subsidiaries remain in compliance with Section 7.09. and (v) such Investments (not including the Acquisition of Crisal-Cristalaria Automatica, S.A. and Victrocrisa Holding S. de R.L. de C.V.) shall not exceed $5,000,000 in the aggregate over the term of this Agreement.

          (H) SECTION 7.03(E) IS HEREBY AMENDED TO DELETE THE REFERENCE TO THE DATE "DECEMBER 23, 2005" AND TO REPLACE IT WITH A REFERENCE TO THE DATE "JANUARY 2, 2007."

          (I) SECTION 7.03(H) IS HEREBY AMENDED TO BE RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

               (h) Intercompany Indebtedness to the extent permitted by Section 7.02; provided, however, that in the event of any subsequent issuance or transfer of any capital stock which results in the holder of such Indebtedness ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the US Borrower or any of its Restricted Subsidiaries) such Indebtedness shall be required to be permitted under another clause of this Section 7.03; provided further, however, that in the case of Intercompany Indebtedness consisting of a loan or advance to either Borrower, each such loan or advance shall be unsecured and shall be subordinated to the indefeasible payment in full of all of such Borrower's obligations pursuant to this Agreement and the other Loan Documents;

          (J) SECTION 7.05(M) IS HEREBY AMENDED TO BE RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

               (m) other Dispositions of property not otherwise permitted hereunder; provided that (i) the consideration received for such assets shall have a value at least equal to the fair market value of such assets, in each case as determined in good faith by the US Borrower or the applicable Restricted Subsidiary; and (ii) if either (x) the amount of the Net Proceeds of such Dispositions in any fiscal year of the US Borrower exceeds $5,000,000 or (y) the sum of (A) Net Proceeds of Dispositions received pursuant to Dispositions permitted by clause (n) of this
          Section 7.05, (B) the fair market value of equipment transferred to Libbey Glassware Ltd. (China) pursuant to clause (j) of this Section
          7.05 and (C) the Net Proceeds received in any fiscal year pursuant to this clause (m) exceeds $40,000,000, then in the case of either (x) or
          (y), such excess amount shall be applied by the Borrower to prepay the Indebtedness covered by the Secured Obligations as set forth in the Intercreditor Agreement, and the Aggregate Commitments and the Available Amount shall be permanently reduced by the amount of the payment applied thereto (and the US Borrower shall make the prepayment, if any, required in connection with such commitment reduction pursuant to Section 2.08(b)), all as permitted under the Intercreditor Agreement. Notwithstanding the foregoing, neither the US Borrower nor any Loan Party will sell, transfer or dispose of any Accounts Receivable (unless the debtor with respect thereto shall be involved in an insolvency proceeding) except in the ordinary course of business or create any Receivables Subsidiary; and

          (K) SECTION 7.05(N) IS HEREBY ADDED TO THE CREDIT AGREEMENT TO READ AS
     FOLLOWS:

               (n) Dispositions of the business presently conducted by Traex Company, provided that to the extent Net Proceeds thereof are used to prepay the Obligations, such Net Proceeds shall be applied as set forth in the Intercreditor Agreement.

          (L) SECTION 7.07(A) IS HEREBY AMENDED TO BE RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

               (a) each Restricted Subsidiary may make Restricted Payments to the US Borrower and to any wholly-owned Restricted Subsidiary (and, in the case of a Restricted Payment by a non-wholly-owned Restricted Subsidiary, to the US Borrower and any Restricted Subsidiary and to each other owner of capital stock of such Subsidiary on a pro rata basis based on their relative ownership interests); provided that Restricted Subsidiaries that are Guarantors may only make such Restricted Payments to the US Borrower or to Restricted Subsidiaries that are Guarantors;

          (M) SECTION 7.13(D) IS HEREBY AMENDED TO BE RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

               (d) Contingent Obligations with respect to Surety Instruments (including financial standby letters of credit (other than any Letter of Credit) in which either Borrower or any Restricted Subsidiaries has any actual or contingent reimbursement obligations) in an aggregate amount not to exceed $15,000,000 at any time;

          (N) SECTION 7.14(A) IS HEREBY AMENDED TO BE RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

               (a) Leverage Ratio. Without limiting the provisions of Section 7.14(c), permit the Leverage Ratio at any time below to be greater than (i) from the Effective Date through and including September 30, 2004, 3.50 to 1.00; (ii) from October 1, 2004 through and including June 29 2005, 3.75 to 1.00; (iii) from June 30, 2005 through and including September 29, 2005, 3.50 to 1.00; (iv) as of December 31, 2005, 4.50 to 1.00; (v) from January 1, 2006 through and including September 30, 2006, 4.85 to 1.00; (vi) from October 1, 2006 through and including December 31, 2006, 4.00 to 1.00, and (vii) from January 1, 2007 and continuing thereafter, 3.25 to 1.00.

          (O) SECTION 8.01(B) IS HEREBY AMENDED TO BE RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

               (b) Specific Covenants. The US Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), 6.05(a), 6.12, 6.16, 6.17 or Article VII.

          (P) SECTION 8.01(E) IS HEREBY AMENDED TO BE RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

               (e) Cross-Default. (i) Any Loan Party or any of its Restricted Subsidiaries (A) fails to make any payment when due (after giving effect to any applicable grace periods and whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of (x) any Indebtedness (other than Indebtedness hereunder) having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, (y) any Indebtedness under the Note Purchase Agreement, or (z) any Indebtedness under the guaranty agreement executed by the US Borrower and Holdings in connection with the Victrocrisa Credit Agreement, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness described in clause (A) above or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased or redeemed (automatically or otherwise) prior to its stated maturity; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the US Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination

          Event (as so defined) under such Swap Contract as to which the US Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the US Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount; or

          (Q) SECTION 8.03 IS HEREBY AMENDED TO BE RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

               8.03 Application of Funds. Subject to the Intercreditor Agreement, after the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Secured Obligations shall be applied by the Administrative Agent in the following order:

               First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

               Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders and each L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and each L/C Issuer and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

               Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and each L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

               Fourth, ratably among the following parties in proportion to their respective amounts described in this clause Fourth payable to them: (A) to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, L/C Borrowings, Cash Management Obligations and the Termination Value of Swap Contracts, ratably among the Lenders and each L/C Issuer in proportion to the respective amounts described in this clause Fourth held by them; and
          (B) to the Administrative Agent for the account of each L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

               Fifth, to payment of remaining portion of the Secured Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Fifth payable to them;

               Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law.

               Subject to Section 2.04(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

          (R) SECTION 9.10 AND SECTION 9.11 ARE HEREBY ADDED TO THE CREDIT AGREEMENT TO AS FOLLOWS:

               9.10 Administrative Agent May File Proofs of Claim. Each of the Lenders, the Administrative Agent and the L/C Issuer agree that in case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Revolving Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                    (a) to file and prove a claim for the whole amount of the
               principal and interest owing and unpaid in respect of the Revolving Loans, L/C Obligations and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.04(i) and (j), 2.10 and 10.04) allowed in such judicial proceeding;

                    (b) to collect and receive any monies or other property
               payable or deliverable on any such claims and to distribute the same;

                    (c) and any custodian, receiver, assignee, trustee,
               liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.10 and 10.04; and

                    (d) nothing contained herein shall be deemed to authorize
               the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

               9.11 Collateral Matters. The Lenders and the L/C Issuer irrevocably authorize the Collateral Agent, at its option and in its discretion, subject to Intercreditor Agreement,

                    (a) to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders;

                    (b) to subordinate any Lien on any property granted to or
               held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01; and

                    (c) upon request by the Collateral Agent at any time, the
               Required Lenders will confirm in writing the Collateral Agent's authority to release or subordinate its interest in particular types of items of property pursuant to this Section 9.11.

          (S) SECTION 10.19(D) IS HEREBY ADDED TO THE CREDIT AGREEMENT TO READ AS FOLLOWS:

                    (c) During the period from December 29, 2005 through and
               including January 2, 2007, no direct or indirect Subsidiary of Holdings, the US Borrower or the Dutch Borrower shall be formed or acquired and be designated or considered an Unrestricted Subsidiary without the consent of the Administrative Agent other than Unrestricted Subsidiaries as of December 29, 2005.

          (T) ADDITION OF SCHEDULE 1.01(A) TO THE CREDIT AGREEMENT. Schedule 1.01(a) is added to the Credit Agreement in numerical order and all references in the Credit Agreement to "Schedule 1.01(a)" shall be deemed to refer to the "Schedule 1.01(a)" attached hereto.

          (U) SUBSTITUTION OF SCHEDULE 2.01(A) TO THE CREDIT AGREEMENT. A revised Schedule 2.01 is added to the Credit Agreement in numerical order and all references in the Credit Agreement to "Schedule 2.01" shall be deemed to refer to the "Schedule 2.01" attached hereto. Such revised
     Schedule 2.01(a) shall reflect the reduction in the Aggregate Commitments to $195,000,000 pursuant to Section 2.07.

          (V) ADDITION OF REFERENCE TO SCHEDULE 1.01(A) TO THE CREDIT AGREEMENT. A reference to "Schedule 1.01(a) - Real Property" is added to the index of schedules in sequential order.

     3. Waiver. Effective as of the date hereof and for a period from the date hereof through and including January 2, 2007 (the "Waiver Period"), the Administrative Agent and the undersigned Lenders hereby waive the Event of Default caused by the failure to comply with the provisions of Section 7.14(a) of the Credit Agreement for the fiscal quarter ending September 30, 2005 (the "Section 7.14(a) Leverage Ratio"), at all times during the Waiver Period. Upon the expiration of the Waiver Period, any Event of Default that would have occurred during the Waiver Period for a failure to comply with the Section 7.14(a) Leverage Ratio but for the waiver set forth in this Section 3 shall be deemed to be no longer subject to an effective waiver to the same extent as if the waiver requested herein had never been in effect; provided, that the Borrowers shall not pay interest at the Default Rate pursuant to Section 2.09(b) of the Credit Agreement for any Event of Default declared upon the expiration of the Waiver Period for failure to comply with the Section 7.14(a) Leverage Ratio during the Waiver Period. The waiver set forth in this Section 3 is limited to the extent specifically set forth above and shall in no way serve to waive compliance with Section 7.14(a) of the Credit Agreement for any period other than the Waiver Period or as at any other date or to waive any other terms, covenants or provisions of the Credit Agreement or any other Loan Document, or any obligations of any Borrower, other than as expressly set forth above.

     4. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms, reaffirms and ratifies in all respects the Guaranties to which such Guarantor is a party (including without limitation the continuation of such Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Amendment Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

     5. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, each Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     6. Representations and Warranties. The US Borrower hereby certifies that after giving effect to this Amendment Agreement:

          (a) The representations and warranties of the US Borrower contained in
     Article V of the Credit Agreement, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of the US Borrower contained in Article V of the Credit Agreement, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;

          (b) The Persons appearing as Guarantors on the signature pages to this Amendment Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Effective Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

          (c) This Amendment Agreement has been duly authorized, executed and delivered by each Borrower and each Guarantor party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and

          (d) After giving effect to this Amendment Agreement, no Default or Event of Default exists.

     7. Conditions to Effectiveness. This Amendment Agreement shall not be effective until the Administrative Agent has received to its reasonable satisfaction each of the following:

          (a) four (4) counterparts of this Amendment Agreement executed by the Borrowers, the Administrative Agent and the Required Lenders;

          (b) payment of (i) all reasonable out of pocket fees and expenses of counsel to the Administrative Agent incurred in connection with the execution and delivery of this Amendment Agreement to the extent invoiced prior to the date hereof; (ii) an upfront fee to each Lender executing this Amendment Agreement by 5:00 p.m. (New York, New York time) on December 23, 2005, such upfront fee for each such Lender's own account in an amount as shall have been separately agreed upon in writing; and (iii) all other fees agreed to be paid;

          (c) an executed copy of an amendment to the guaranty agreement executed by Libbey Inc. guaranteeing the US Borrower's obligations under the Note Purchase Agreement, in form and substance satisfactory to the Administrative Agent; and

          (d) such other documents, instruments and certificates as reasonably requested by the Agent.

     Upon the satisfaction of the conditions set forth in this Section 7, this Amendment Agreement shall be effective as of the date hereof.

     8. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original (including electronic copies) but all of which together shall constitute one and the same instrument.

     9. Governing Law. This Amendment Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

     10. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     11. No Novation. This Amendment Agreement is given as an amendment and modification of, and not as a payment of, the Obligations of each Borrower under the Credit Agreement and is not intended to constitute a novation of the Credit Agreement. All of the indebtedness, liabilities and obligations owing by each Borrower under the Credit Agreement shall continue.

     12. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Lenders and the Administrative Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrowers, without the prior consent of the Administrative Agent, may not assign any rights, powers, duties or obligations hereunder.

     13. Expenses. Without limiting the provisions of Section 10.04 of the Credit Agreement, the Borrowers agree to pay all reasonable out of pocket costs and expenses (including without limitation reasonable legal fees and expenses) incurred before or after the date hereof by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment Agreement and the additional Loan Documents contemplated hereby.

     14. Release. In consideration of the Administrative Agent and the Required Lenders entering into this Amendment Agreement on behalf of the Lenders, the Loan Parties hereby release the Administrative Agent, the Swing Line Lender, the L/C Issuer, each of the Lenders, and the Administrative Agent's, the Swing Line Lender's, the L/C Issuer's and each of the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.

                            [SIGNATURE PAGES FOLLOW.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 and Waiver to Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                        BORROWERS:

                                        LIBBEY GLASS INC.


                                        By: /s/ Kenneth A. Boerger
                                            ------------------------------------
                                        Name: Kenneth A. Boerger
                                        Title: VP and Treasurer


                                        LIBBEY EUROPE B.V.


                                        By: /s/ Kenneth A. Wilkes
                                            ------------------------------------
                                        Name: Kenneth A. Wilkes
                                        Title: Director


                                        By: /s/ P.T. Buch
                                            ------------------------------------
                                        Name: P.T. Buch
                                        Title: Managing Director

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                           REAFFIRMATION OF GUARANTIES

     Each of the undersigned hereby (i) consents to the execution and delivery of the Amendment Agreement by the parties hereto, (ii) agrees that the Amendment Agreement shall not limit or diminish the obligations of each of the undersigned under its respective Guaranty, (iii) reaffirms its obligations under its respective Guaranty, (iv) agrees that it shall comply with the covenants set forth in Section 6.15(a) and (b), 6.16, and 6.17 of the Credit Agreement as if it were the US Borrower, and (v) agrees that its Guaranty remains in full force and effect, and is hereby ratified and confirmed.

                                        GUARANTORS:

                                        LIBBEY GLASS INC.


                                        By: /s/ Kenneth A. Boerger
                                            ------------------------------------
                                        Name: Kenneth A. Boerger
                                        Title: VP and Treasurer


                                        LIBBEY INC.


                                        By: /s/ Kenneth A. Boerger
                                            ------------------------------------
                                        Name: Kenneth A. Boerger
                                        Title: VP and Treasurer


                                        THE DRUMMOND GLASS COMPANY


                                        By: /s/ Kenneth A. Boerger
                                            ------------------------------------
                                        Name: Kenneth A. Boerger
                                        Title: Vice President


                                        SYRACUSE CHINA COMPANY


                                        By: /s/ Kenneth A. Boerger
                                            ------------------------------------
                                        Name: Kenneth A. Boerger
                                        Title: Vice President

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        WORLD TABLEWARE INC.


                                        By: /s/ Kenneth A. Boerger
                                            ------------------------------------
                                        Name: Kenneth A. Boerger
                                        Title: Vice President


                                        LGA3 CORP.


                                        By: /s/ Kenneth A. Boerger
                                            ------------------------------------
                                        Name: Kenneth A. Boerger
                                        Title: Vice President


                                        LGA4 CORP.


                                        By: /s/ Kenneth A. Boerger
                                            ------------------------------------
                                        Name: Kenneth A. Boerger
                                        Title: Vice President


                                        LGFS INC.


                                        By: /s/ Kenneth A. Boerger
                                            ------------------------------------
                                        Name: Kenneth A. Boerger
                                        Title: Vice President


                                        LGAC LLC


                                        By: /s/ Kenneth A. Boerger
                                            ------------------------------------
                                        Name: Kenneth A. Boerger
                                        Title: Vice President

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        TRAEX COMPANY


                                        By: /s/ Kenneth A. Boerger
                                            ------------------------------------
                                        Name: Kenneth A. Boerger
                                        Title: Vice President

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        LGC CORP.


                                        By: /s/ Kenneth A. Boerger
                                            ------------------------------------
                                        Name: Kenneth A. Boerger
                                        Title: Vice President

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        ADMINISTRATIVE AGENT:

                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent


                                        By: /s/ Jay T. Wampler
                                            ------------------------------------
                                        Name: Jay T. Wampler
                                        Title: Managing Director

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        BANK OF AMERICA, N.A., as a Lender,
                                        Swing Line Lender and an L/C Issuer


                                        By: /s/ Jay T. Wampler
                                            ------------------------------------
                                        Name: Jay T. Wampler
                                        Title: Managing Director

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        BANK LEUMI USA, as a Lender


                                        By: /s/ Joung Hee Hong
                                            ------------------------------------
                                        Name: Joung Hee Hong
                                        Title: Vice President

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        THE BANK OF NEW YORK, as a Lender


                                        By: /s/ John M. Lokay, Jr.
                                            ------------------------------------
                                        Name: John M. Lokay, Jr.
                                        Title: Vice President

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        CHICAGO BRANCH


                                        By: /s/ Mr. Tsuguyuki Umene
                                            ------------------------------------
                                        Name: Mr. Tsuguyuki Umene
                                        Title: Deputy General Manager

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        CALYON NEW YORK BRANCH, as a Lender


                                        By: /s/ Joseph A. Philbin
                                            ------------------------------------
                                        Name: Joseph A. Philbin
                                        Title: Director


                                        By: /s/ Lee E. Greve
                                            ------------------------------------
                                        Name: Lee E. Greve
                                        Title: Managing Director
                                               Deputy Manager

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        CITIZENS BANK OF PENNSYLVANIA,
                                        as a Leader


                                        By: /s/ Debra L. McAllonis
                                            ------------------------------------
                                        Name: Debra L. McAllonis
                                        Title: SVP

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        CREDIT INDUSTRIEL ET COMMERCIAL,
                                        as a Lender


                                        By: /s/ Eric Longuet
                                            ------------------------------------
                                        Name: Eric Longuet
                                        Title: Vice President


                                        By: /s/ Nicolas Courtaigne
                                            ------------------------------------
                                        Name: Nicolas Courtaigne
                                        Title: Assistant Vice President

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        FIFTH THIRD BANK, as a Lender


                                        By: /s/ Michael R. Miller
                                            ------------------------------------
                                        Name: Michael R. Miller
                                        Title: Executive Vice President

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        JPMORGAN CHASE BANK, N.A., as a Lender


                                        By: /s/ Steven P. Sullivan
                                            ------------------------------------
                                        Name: Steven P. Sullivan
                                        Title: Vice President

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        LASALLE BANK MIDWEST NATIONAL
                                        ASSOCIATION, as a Lender


                                        By: /s/ Annette Gordon
                                            ------------------------------------
                                        Name: Annette Gordon
                                        Title: First Vice President

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        NATIONAL CITY BANK, as a Lender


                                        By: /s/ Thomas E. Redmond
                                            ------------------------------------
                                        Name: Thomas E. Redmond
                                        Title: Senior Vice President

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        THE NORTHERN TRUST COMPANY, as a Lender


                                        By: /s/ Preeti Sullivan
                                            ------------------------------------
                                        Name: Preeti Sullivan
                                        Title: Vice President

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                        PNC BANK, NATIONAL ASSOCIATION, as a
                                        Lender


                                        By: /s/ Joseph G. Moran
                                            ------------------------------------
                                        Name: Joseph G. Moran
                                        Title: Managing Director

        Signature Page to Amendment No. 3 and Waiver to Credit Agreement

                                SCHEDULE 1.01(A)

                                  REAL PROPERTY

                            SCHEDULE OF REAL PROPERTY

      LOCATION                         DESCRIPTION
      --------                         -----------
940 Ash Street         Glass Manufacturing Facility, Warehouse and
Toledo, OH 43611       Distribution Center

4302 Jewella Road      Glass Manufacturing Facility, Warehouse and
Shreveport, LA 71109   Distribution Center

2801 Court Street      Ceramic Dinnerware Manufacturing Plant,
Syracuse, NY 13208     Warehouse and Distribution Center

                                  Schedule 2.01
                 Revolving Loan Commitments and Pro Rata Shares

                                      REVOLVING LOAN
NAME OF LENDER                          COMMITMENT     PRO RATA SHARE
--------------                        --------------   --------------
BANK LEUMI                             $  5,850,000       3.000000000
BANK OF AMERICA                        $ 21,450,000      11.000000000
BANK OF NEW YORK                       $ 13,650,000       7.000000000
BANK OF NOVA SCOTIA                    $ 17,550,000       9.000000000
BANK OF TOKYO-MITSUBISHI LTD           $ 19,500,000      10.000000000
CALYON NEW YORK                        $ 13,650,000       7.000000000
CITIZENS BANK OF PENNSYLVANIA          $ 15,600,000       8.000000000
CREDIT INDUSTRIEL ET COMMERCIAL        $ 13,650,000       7.000000000
FIFTH THIRD BANK                       $ 11,700,000       6.000000000
JPMORGAN CHASE BANK                    $ 11,700,000       6.000000000
NATIONAL CITY BANK                     $ 11,700,000       6.000000000
NORTHERN TRUST COMPANY                 $ 11,700,000       6.000000000
PNC BANK NA                            $ 15,600,000       8.000000000
STANDARD FEDERAL BANK NA (ABN AMRO)    $ 11,700,000       6.000000000
                                       ------------     -------------
   TOTAL                               $195,000,000     100.000000000
                                       ============     =============